ANNUAL REPORT

Templeton Capital

Accumulator Fund, Inc.

August 31, 1999


[FRANKLIN TEMPLETON LOGO]

PAGE


[FRANKLIN TEMPLETON SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

[PHOTO OF GARY P. MOTYL APPEARS HERE]

GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.


PAGE

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON CAPITAL ACCUMULATOR FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN EQUITY SECURITIES AND DEBT OBLIGATIONS OF COMPANIES AND GOVERNMENTS OF ANY NATION.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Capital Accumulator Fund, covering the year ended August 31, 1999. We are also pleased to announce that the Fund delivered a 32.01% one-year cumulative total return as shown in the Performance Summary on page 5.

During the 12 months under review, continued strength in the U.S. economy and economic recovery in Europe and Asia helped boost global stock prices, despite the normally depressing effect of an uptick in interest rates. In many countries, historically high stock valuations were supported by low inflation, strong corporate profits, and heavy merger and acquisition activity. In the U.S., many value investors were astounded by the craze

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.

CONTENTS

Shareholder Letter ............                     1

Performance Summary ...........                     5

Financial Highlights &
Statement of Investments ......                     7

Financial Statements ..........                    15

Notes to Financial
Statements ....................                    18

Independent Auditors' Report ..                    21

Tax Designation ...............                    22

Change in Independent
Auditor .......................                    24



FUND CATEGORY

[PYRAMID GRAPHIC]


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99

[PIE CHART]

European Stocks .......................      45.5%
North American Stocks .................      21.1%
Asian Stocks ..........................      13.5%
Latin American Stocks .................       9.7%
Australian & New Zealand Stocks .......       4.6%
Short-Term Investments &
  Other Net Assets ....................       5.6%


for initial public offerings (IPOs) of Internet-related stocks at astronomical valuations. While many of these IPOs may prove to be successful over the long run, we recall that a large number of stocks launched in the personal computer boom of the mid-1980s failed to live up to investors' expectations.

European stocks performed in a generally lackluster manner, restrained by a weak euro which, following its New Year's Day introduction, faced severe pressure against the U.S. dollar. But since an undertaking of such magnitude may be expected to entail short-term economic and financial dislocations, we believed it would be a mistake to adopt an overly negative outlook toward "Euroland." On the positive side, increasing European merger and acquisition activity, more privatizations, less stringent regulations governing share buybacks, and lower corporate taxes could result in higher profitability and shareholder returns over the longer term. In May, Olivetti SpA acquired a majority of stock in Telecom Italia SpA, and in July, French oil giants, Total Fina SA and Societe Elf Aquitaine SA, engaged in a takeover battle with each other. These, in our opinion, were groundbreaking events indicating that many companies in Europe may be repositioning themselves for the new global marketplace, and possibly adding value to their shares.

During the Fund's fiscal year, our position in short-term investments and other net assets declined from 16.9% of total net assets to just 5.6% as the Fund became more fully invested. On August 31, 1999, the largest portfolio exposure was to Europe, followed by North America, Asia, Latin America, and Australia and New Zealand.


2


PAGE
Throughout the reporting period, we engaged in moderate buying and selling activity for the Fund's portfolio. We purchased shares in Zurich Allied PLC because we believed this insurance company, formed by the merger of U.K. and Swiss firms, may be well positioned to increase earnings through product line expansion and economies of scale. We also established holdings in Superior Industries International Inc., a U.S. manufacturer of automotive alloy wheels and aluminum components with advanced technology and what we considered a solid balance sheet. And we eliminated our positions in Georgia Pacific Corp. and International Paper Co. at a profit, as investor enthusiasm for cyclical industries drove up their stock prices.

Looking forward, we remain committed to our disciplined investment process. While elevated equity valuations in many parts of the world have made it more challenging to identify bargain-priced stocks, we believe worthwhile opportunities should become available as industries and individual companies stumble and fall temporarily out of favor with investors. As others scramble to pay high prices for popular stocks, we will continue to search diligently for shares selling at what we believe to be a low price in relation to our calculations of long-term earnings potential.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a

TOP 10 INDUSTRIES
  8/31/99

                                                  % OF TOTAL
INDUSTRY                                          NET ASSETS
----------------------------------------------------------------
Telecommunications                                  14.0%
Banking                                             11.1%
Utilities Electrical & Gas                           5.9%
Electrical & Electronics                             5.3%
Energy Sources                                       4.6%
Insurance                                            4.4%
Health & Personal Care                               4.2%
Automobiles                                          4.0%
Transportation                                       3.8%
Forest Products & Paper                              3.6%

                                                                               3

PAGE
TOP 10 HOLDINGS
8/31/99

COMPANY                                             % OF TOTAL
INDUSTRY, COUNTRY                                   NET ASSETS
-----------------------------------------------------------------
Compania de
Telecomunicaciones
de Chile SA, ADR,
Telecommunications, Chile                            1.5%

Veba AG,
Utilities Electrical
& Gas, Germany                                       1.4%

Development Bank of
Singapore Ltd., fgn.,
Banking, Singapore                                   1.4%

Stora Enso OYJ,
Forest
Products & Paper, Finland                            1.2%

Koninklijke Philips
Electronics NV,
Electrical
& Electronics, Netherlands                           1.2%

Skandia Foersaekrings AB,
Insurance, Sweden                                    1.2%

Telefonos de Mexico SA
(Telmex), ADR,
Telecommunications, Mexico                           1.2%

Societe Elf Aquitaine SA, Br.,
Energy Sources, France                               1.2%

Dayton Hudson Corp.,
Merchandising, United States                         1.2%

Burlington Northern
Santa Fe Corp.,
Transportation, United States                        1.1%


certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 3,760% in the last 15 years, but has suffered eight quarterly declines of more than 15% during that time.(1) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your participation in Templeton Capital Accumulator Fund and welcome your comments and suggestions.

Sincerely,

/s/GARY P. MOTYL

Gary P. Motyl
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.

(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


4


PAGE

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

                               CHANGE       8/31/99      8/31/98
----------------------------------------------------------------
Net Asset Value                +$2.42       $12.11        $9.69

                               DISTRIBUTIONS (9/1/98 - 8/31/99)
                               --------------------------------
Dividend Income                $0.1800
Long-Term Capital Gain         $0.3250
Short-Term Capital Gain        $0.0350
        TOTAL                  $0.5400

PERFORMANCE

                                                         INCEPTION
                                 1-YEAR      5-YEAR       (3/1/91)
------------------------------------------------------------------
Cumulative Total Return(1)       32.01%      83.20%      216.46%
Average Annual Total Return(2)   32.01%      12.87%      14.51%
Value of $10,000 Investment(3)   $13,201     $18,320     $31,646

                       8/31/95  8/31/96  8/31/97  8/31/98  8/31/99
------------------------------------------------------------------
One-Year
Total Return(4)         3.40%   16.50%   25.06%   -7.87%   32.01%

Templeton Capital Accumulator Fund paid distributions derived from long-term capital gains of 32.5 cents ($0.3250) per share in October 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


                                                                               5


PAGE

AVERAGE ANNUAL TOTAL RETURN
8/31/99
-----------------------------------------------------
1-Year                                         32.01%
5-Year                                         12.87%
Since Inception (3/1/91)                       14.51%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown assuming reinvestment of distributions at net asset value. It does not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower. One cannot invest directly in an index. Performance of the Fund's shares exceeded the rate of inflation as measured by the Consumer Price Index
(CPI).

TOTAL RETURN INDEX COMPARISON
=============================
$10,000 INVESTMENT (3/1/91-8/31/99)


The following line graph compares the performance of Templeton Capital Accumulator to that of the Morgan Stanley Capital International All Countries World Free Index and the Consumer Price Index, based on a $10,000 investment from 3/1/91 to 8/31/99.

                TEMPLETON     MSCI WORLD     MSCI AC        CPI
                CAPITAL       INDEX          WORLD
                ACCUMULATOR                  FREE INDEX
                FUND*
-------------------------------------------------------------
         3/1/91  $10,000     $10,000         $10,000  $10,000
      3/31/1991   $9,960     $9,716           $9,730  $10,013
     04/30/1991  $10,050     $9,794           $9,812  $10,028
     05/31/1991  $10,249     $10,017         $10,046  $10,057
     06/30/1991   $9,841     $9,400           $9,434  $10,088
     07/31/1991  $10,299     $9,846           $9,883  $10,102
     08/31/1991  $10,378     $9,816           $9,863  $10,132
     09/30/1991  $10,408     $10,075         $10,115  $10,177
     10/31/1991  $10,441     $10,241         $10,291  $10,191
     11/30/1991  $10,219     $9,796           $9,848  $10,221
     12/31/1991  $10,700     $10,511         $10,579  $10,229
     01/31/1992  $10,944     $10,318         $10,421  $10,243
     02/29/1992  $11,096     $10,142         $10,264  $10,281
     03/31/1992  $11,005     $9,666           $9,807  $10,332
     04/30/1992  $11,238     $9,802           $9,938  $10,347
     05/31/1992  $11,613     $10,193         $10,319  $10,362
     06/30/1992  $11,349     $9,854           $9,951  $10,399
     07/31/1992  $11,268     $9,881           $9,983  $10,422
     08/31/1992  $11,106     $10,123         $10,207  $10,451
     09/30/1992  $11,076     $10,032         $10,120  $10,480
     10/31/1992  $10,945     $9,762           $9,872  $10,517
     11/30/1992  $11,079     $9,939          $10,037  $10,532
     12/31/1992  $11,411     $10,021         $10,132  $10,525
     01/31/1993  $11,557     $10,057         $10,167  $10,577
     02/28/1993  $11,953     $10,296         $10,406  $10,614
     03/31/1993  $12,474     $10,896         $11,004  $10,652
     04/30/1993  $12,776     $11,402         $11,504  $10,681
     05/31/1993  $13,234     $11,667         $11,775  $10,696
     06/30/1993  $13,151     $11,571         $11,698  $10,711
     07/31/1993  $13,380     $11,811         $11,941  $10,710
     08/31/1993  $14,339     $12,355         $12,507  $10,740
     09/30/1993  $14,318     $12,128         $12,297  $10,762
     10/31/1993  $15,027     $12,464         $12,661  $10,807
     11/30/1993  $14,635     $11,761         $12,003  $10,815
     12/31/1993  $15,921     $12,339         $12,652  $10,814
     01/31/1994  $17,093     $13,155         $13,492  $10,844
     02/28/1994  $16,752     $12,986         $13,297  $10,882
     03/31/1994  $16,006     $12,429         $12,699  $10,919
     04/30/1994  $16,198     $12,815         $13,044  $10,934
     05/31/1994  $16,389     $12,850         $13,121  $10,940
     06/30/1994  $15,889     $12,817         $13,058  $10,978
     07/31/1994  $16,603     $13,063         $13,347  $11,007
     08/31/1994  $17,274     $13,459         $13,822  $11,052
     09/30/1994  $16,944     $13,108         $13,497  $11,081
     10/31/1994  $17,158     $13,482         $13,843  $11,089
     11/30/1994  $16,540     $12,900         $13,242  $11,104
     12/31/1994  $16,348     $13,028         $13,288  $11,104
     01/31/1995  $16,045     $12,835         $13,018  $11,148
     02/28/1995  $16,393     $13,024         $13,157  $11,192
     03/31/1995  $16,639     $13,654         $13,760  $11,229
     04/30/1995  $17,076     $14,133         $14,260  $11,266
     05/31/1995  $17,603     $14,257         $14,418  $11,289
     06/30/1995  $17,749     $14,255         $14,421  $11,311
     07/31/1995  $18,320     $14,971         $15,118  $11,311
     08/31/1995  $17,861     $14,640         $14,787  $11,341
     09/30/1995  $18,275     $15,069         $15,194  $11,363
     10/31/1995  $17,837     $14,835         $14,940  $11,400
     11/30/1995  $18,212     $15,353         $15,410  $11,392
     12/31/1995  $18,768     $15,805         $15,874  $11,384
     01/31/1996  $19,169     $16,093         $16,227  $11,451
     02/29/1996  $19,455     $16,194         $16,295  $11,488
     03/31/1996  $19,753     $16,467         $16,546  $11,548
     04/30/1996  $20,624     $16,857         $16,950  $11,592
     05/31/1996  $20,876     $16,874         $16,967  $11,614
     06/30/1996  $20,899     $16,963         $17,060  $11,622
     07/31/1996  $20,166     $16,367         $16,423  $11,644
     08/31/1996  $20,807     $16,558         $16,626  $11,666
     09/30/1996  $21,105     $17,209         $17,240  $11,703
     10/31/1996  $21,410     $17,332         $17,308  $11,740
     11/30/1996  $22,522     $18,307         $18,234  $11,762
     12/31/1996  $23,080     $18,017         $17,970  $11,762
     01/31/1997  $23,530     $18,236         $18,271  $11,799
     02/28/1997  $23,673     $18,450         $18,520  $11,835
     03/31/1997  $23,744     $18,088         $18,150  $11,864
     04/30/1997  $23,744     $18,682         $18,733  $11,878
     05/31/1997  $25,001     $19,839         $19,850  $11,871
     06/30/1997  $26,235     $20,831         $20,866  $11,886
     07/31/1997  $27,373     $21,794         $21,810  $11,900
     08/31/1997  $26,021     $20,340         $20,280  $11,922
     09/30/1997  $27,942     $21,447         $21,361  $11,952
     10/31/1997  $25,868     $20,322         $20,089  $11,982
     11/30/1997  $25,624     $20,684         $20,396  $11,975
     12/31/1997  $25,655     $20,940         $20,664  $11,961
     01/31/1998  $25,853     $21,527         $21,119  $11,982
     02/28/1998  $27,733     $22,987         $22,564  $12,006
     03/31/1998  $29,291     $23,961         $23,527  $12,030
     04/30/1998  $29,564     $24,198         $23,747  $12,052
     05/31/1998  $29,069     $23,899         $23,297  $12,073
     06/30/1998  $28,599     $24,469         $23,716  $12,088
     07/31/1998  $28,648     $24,433         $23,724  $12,102
     08/31/1998  $23,972     $21,179         $20,400  $12,117
     09/30/1998  $23,725     $21,557         $20,806  $12,131
     10/31/1998  $25,848     $23,510         $22,706  $12,161
     11/30/1998  $27,437     $24,912         $24,085  $12,161
     12/31/1998  $27,857     $26,133         $25,203  $12,153
     01/31/1999  $27,883     $26,709         $25,718  $12,183
     02/28/1999  $27,517     $26,001         $25,072  $12,195
     03/31/1999  $28,876     $27,088         $26,200  $12,232
     04/30/1999  $31,516     $28,159         $27,332  $12,321
     05/31/1999  $30,418     $27,134         $26,366  $12,321
     06/30/1999  $32,143     $28,404         $27,679  $12,321
     07/31/1999  $31,934     $28,323         $27,565  $12,358
     08/31/1999  $31,646     $28,276         $27,532  $12,388




* Source: Morgan Stanley Capital International(R). Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

** Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/99). The Consumer Price Index is a commonly used measure of inflation.


Past performance is not predictive of future results.


6


PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                                                 YEAR ENDED AUGUST 31,
                                                                -------------------------------------------------------
                                                                 1999++       1998        1997        1996       1995
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $9.69      $10.97       $9.08       $7.97      $8.10
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income......................................         .18         .18         .18         .19        .14
 Net realized and unrealized gains (losses).................        2.78       (1.00)       2.03        1.10        .12
                                                                -------------------------------------------------------
Total from investment operations............................        2.96        (.82)       2.21        1.29        .26
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................        (.18)       (.18)       (.18)       (.15)      (.10)
 Net realized gains.........................................        (.36)       (.28)       (.14)       (.03)      (.29)
                                                                -------------------------------------------------------
Total distributions.........................................        (.54)       (.46)       (.32)       (.18)      (.39)
                                                                -------------------------------------------------------
Net asset value, end of year................................      $12.11       $9.69      $10.97       $9.08      $7.97
                                                                =======================================================
Total Return................................................      32.01%     (7.87)%      25.06%      16.50%      3.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $291,136    $191,913    $172,683    $108,019    $65,538
Ratios to average net assets:
 Expenses...................................................       1.11%       1.00%       1.00%       1.00%      1.00%
 Expenses, excluding waiver and payments by affiliate.......       1.11%       1.09%       1.13%       1.16%      1.34%
 Net investment income......................................       1.60%       1.77%       2.00%       2.56%      2.37%
Portfolio turnover rate.....................................      13.96%      11.92%       7.43%      11.08%     12.91%

+Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                               7

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 90.9%
AEROSPACE & MILITARY TECHNOLOGY .4%
Boeing Co. .................................................    United States          28,500     $  1,291,406
                                                                                                  ------------
APPLIANCES & HOUSEHOLD DURABLES 2.6%
Electrolux AB, B............................................        Sweden            111,250        2,236,046
Fisher & Paykel Ltd. .......................................     New Zealand          450,200        1,326,692
Guangdong Kelon Electrical Holdings. Ltd., H................        China           2,000,000        2,047,610
Sony Corp. .................................................        Japan              14,600        1,888,166
                                                                                                  ------------
                                                                                                     7,498,514
                                                                                                  ------------
AUTOMOBILES 4.0%
Delphi Automotive Systems Corp. ............................    United States          17,473          327,619
Fiat SpA....................................................        Italy              43,750        1,420,518
Ford Motor Co. .............................................    United States          24,000        1,251,000
General Motors Corp. .......................................    United States          25,000        1,653,125
Superior Industries International Inc. .....................    United States          93,000        2,604,000
Volkswagen AG...............................................       Germany             30,000        1,807,763
Volvo AB, B.................................................        Sweden             90,000        2,517,254
                                                                                                  ------------
                                                                                                    11,581,279
                                                                                                  ------------
BANKING 10.4%
ABN Amro Holding NV.........................................     Netherlands           60,000        1,460,787
Australia & New Zealand Banking Group Ltd. .................      Australia           200,000        1,298,511
*Banca Nazionale del Lavoro SpA.............................        Italy             625,000        2,033,932
Banco Bradesco SA, ADR......................................        Brazil            300,000        1,186,264
Bank Austria AG.............................................       Austria             34,700        1,841,748
Bank Handlowy W Warszawie SA, GDR, 144A.....................        Poland             80,000        1,180,000
Bank of America Corp. ......................................    United States          22,600        1,367,300
Bankinter SA................................................        Spain              45,000        1,834,222
Banque Nationale de Paris...................................        France             28,000        2,141,220
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal            25,171          505,414
Credicorp Ltd. .............................................         Peru             157,900        1,628,344
Development Bank of Singapore Ltd., fgn. ...................      Singapore           348,900        3,997,964
Foreningssparbanken AB, A...................................        Sweden            205,200        3,080,857
Kookmin Bank................................................     South Korea          125,344        1,751,949
Merita AS...................................................       Finland            600,000        3,168,735
*Philippine National Bank...................................     Philippines          132,383          437,106
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand           600,000          860,383
*Thai Farmers Bank Public Co. Ltd., fgn., rts., 9/17/99.....       Thailand           600,000          547,517
                                                                                                  ------------
                                                                                                    30,322,253
                                                                                                  ------------
BROADCASTING & PUBLISHING .8%
News Corp. Ltd. ............................................      Australia            70,000          510,675
*Wolters Kluwer NV..........................................     Netherlands           48,000        1,784,632
                                                                                                  ------------
                                                                                                     2,295,307
                                                                                                  ------------

 8


PAGE
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUILDING MATERIALS & COMPONENTS 2.5%
Pioneer International Ltd. .................................      Australia           675,815     $  1,722,381
*Siam City Cement Public Co. Ltd., fgn. ....................       Thailand           153,802          569,414
Svedala Industri, A.........................................        Sweden            100,000        2,094,685
Williams PLC................................................    United Kingdom        500,000        2,850,091
                                                                                                  ------------
                                                                                                     7,236,571
                                                                                                  ------------
BUSINESS & PUBLIC SERVICES .8%
Esselte AB, B...............................................        Sweden             40,000          336,602
Lex Service PLC.............................................    United Kingdom        165,000        1,639,626
Waste Management Inc. ......................................    United States          20,300          442,794
                                                                                                  ------------
                                                                                                     2,419,022
                                                                                                  ------------
CHEMICALS 3.0%
Akzo Nobel NV...............................................     Netherlands           30,000        1,395,828
BASF AG.....................................................       Germany             36,200        1,617,386
Bayer AG, Br. ..............................................       Germany             41,000        1,762,556
Great Lakes Chemical Corp. .................................    United States          22,000          906,125
Imperial Chemical Industries PLC............................    United Kingdom        200,000        2,275,249
*Methanex Corp. ............................................        Canada            229,000          675,245
                                                                                                  ------------
                                                                                                     8,632,389
                                                                                                  ------------
DATA PROCESSING & REPRODUCTION .8%
*3Com Corp. ................................................    United States          89,500        2,220,719
                                                                                                  ------------
ELECTRICAL & ELECTRONICS 5.3%
*ABB AG, Br. ...............................................     Switzerland           10,569        1,077,749
Alcatel SA..................................................        France             15,161        2,321,991
G P Batteries International Ltd. ...........................      Singapore           137,000          238,325
General Electric Co. PLC....................................    United Kingdom        240,000        2,404,206
Hitachi Ltd. ...............................................        Japan             165,000        1,671,896
Koninklijke Philips Electronics NV..........................     Netherlands           34,904        3,596,393
Matsushita Electric Industrial Co. Ltd. ....................        Japan              99,000        1,950,294
*Meto AG....................................................        Sweden             40,000          305,122
Motorola Inc. ..............................................    United States          20,000        1,845,000
                                                                                                  ------------
                                                                                                    15,410,976
                                                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS .9%
Intel Corp. ................................................    United States          32,000        2,630,000
                                                                                                  ------------
ENERGY EQUIPMENT & SERVICES 1.4%
Sunoco Inc. ................................................    United States          85,000        2,767,812
Transcanada PipeLines Ltd. .................................        Canada             89,276        1,259,389
                                                                                                  ------------
                                                                                                     4,027,201
                                                                                                  ------------

                                                                               9


PAGE
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 4.7%
Norsk Hydro AS..............................................        Norway             27,000     $  1,125,072
Occidental Petroleum Corp. .................................    United States         115,000        2,494,063
*Renaissance Energy Ltd. ...................................        Canada            106,000        1,633,829
Shell Transport & Trading Co. PLC, ADR......................    United Kingdom         65,000        3,132,188
Societe Elf Aquitaine SA, Br. ..............................        France             20,000        3,506,734
Total Fina SA, B............................................        France             13,000        1,675,205
                                                                                                  ------------
                                                                                                    13,567,091
                                                                                                  ------------
FINANCIAL SERVICES 3.3%
AXA SA......................................................        France             21,257        2,644,916
ICICI Ltd. (DEMAT)..........................................        India             582,498        1,078,092
ICICI Ltd., GDR, 144A.......................................        India             101,100          955,395
ING Groep NV................................................     Netherlands           32,500        1,781,621
Mutual Risk Management Ltd. ................................       Bermuda             54,600        1,501,500
Nomura Securities Co. Ltd. .................................        Japan             120,000        1,756,578
                                                                                                  ------------
                                                                                                     9,718,102
                                                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS .5%
Archer-Daniels Midland Co. .................................    United States          55,125          716,625
Devro PLC...................................................    United Kingdom        340,000          702,513
                                                                                                  ------------
                                                                                                     1,419,138
                                                                                                  ------------
FOREST PRODUCTS & PAPER 3.6%
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia            45,000          343,125
*Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00.............      Indonesia             9,000           12,375
Boise Cascade Corp. ........................................    United States          24,000          873,000
Fletcher Challenge Ltd. Forestry Division...................     New Zealand        1,770,000          851,032
Hansol Paper Co. Ltd., GDS..................................     South Korea               37              266
Jefferson Smurfit Group PLC.................................    United Kingdom        750,000        2,158,672
Mayr-Melnhof Karton AG......................................       Austria             11,000          527,489
Mo Och Domsjoe AB, B........................................        Sweden             34,000        1,037,414
Portucel Industrial Empresa Product Celulose, ADR, 144A.....       Portugal            49,100          331,914
*Shorewood Packaging Corp. .................................    United States          41,250          608,438
Stora Enso OYJ, R...........................................       Finland            140,400        1,868,540
Stora Enso OYJ, R, fgn. ....................................       Finland            130,627        1,731,887
Unipapel SA, Br. ...........................................        Spain              24,000          252,231
                                                                                                  ------------
                                                                                                    10,596,383
                                                                                                  ------------
HEALTH & PERSONAL CARE 3.4%
Astrazeneca PLC.............................................    United Kingdom         26,906        1,052,282
Medeva PLC..................................................    United Kingdom        480,000          930,038
Novartis AG.................................................     Switzerland              453          651,799
Nycomed Amersham PLC........................................    United Kingdom        234,215        1,522,136
Pharmacia & Upjohn Inc. ....................................    United States          47,000        2,455,750
Rhone-Poulenc SA, A.........................................        France             46,000        2,231,128

 10


PAGE
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH & PERSONAL CARE (CONT.)
*Windmere-Durable Holdings Inc. ............................    United States          90,000     $  1,310,625
                                                                                                  ------------
                                                                                                    10,153,758
                                                                                                  ------------
INDUSTRIAL COMPONENTS 1.3%
Exide Corp. ................................................    United States          40,500          448,031
Flowserve Corp. ............................................    United States          39,020          617,004
Goodyear Tire & Rubber Co. .................................    United States          23,000        1,290,875
Granges AB..................................................        Sweden             11,125          211,481
SKF AB, B...................................................        Sweden             55,000        1,251,968
                                                                                                  ------------
                                                                                                     3,819,359
                                                                                                  ------------
INSURANCE 5.2%
Ace Ltd. ...................................................       Bermuda             74,000        1,586,375
American International Group Inc. ..........................    United States          28,828        2,671,949
Muenchener Rueckversicherungs-Gesellschaft, Reg D...........       Germany             12,600        2,408,872
Skandia Foersaekrings AB....................................        Sweden            175,000        3,559,753
Swiss Reinsurance Company Zurich............................     Switzerland              605        1,179,972
XL Capital Ltd., A..........................................       Bermuda             30,000        1,509,375
Zurich Allied PLC...........................................    United Kingdom        173,000        2,104,396
                                                                                                  ------------
                                                                                                    15,020,692
                                                                                                  ------------
MACHINERY & ENGINEERING 3.3%
IHC Caland NV...............................................     Netherlands           37,000        1,741,062
Invensys PLC................................................    United Kingdom        302,643        1,549,932
New Holland NV..............................................     Netherlands           62,800          973,400
SIG Schweizerische Industrie-Gesellschaft Holding...........     Switzerland            4,000        2,479,044
Tata Engineering & Locomotive Co. Telco, GDR, 144A..........        India             210,000        1,858,500
VA Technologie AG, Br. .....................................       Austria             12,000        1,058,358
                                                                                                  ------------
                                                                                                     9,660,296
                                                                                                  ------------
MERCHANDISING 3.3%
Dayton Hudson Corp. ........................................    United States          60,000        3,480,000
Debenhams PLC...............................................    United Kingdom         93,750          590,922
Hudsons Bay Co. ............................................        Canada             53,800          703,056
*K-Mart Corp. ..............................................    United States          60,000          753,750
Marks & Spencer PLC.........................................    United Kingdom        218,000        1,451,207
Safeway PLC.................................................    United Kingdom        350,000        1,454,792
Storehouse..................................................    United Kingdom        655,000        1,205,922
                                                                                                  ------------
                                                                                                     9,639,649
                                                                                                  ------------
METALS & MINING 1.8%
Goldfields Ltd. ............................................      Australia           125,210           86,958
Iluka Resources Ltd. .......................................      Australia           198,506          473,028
Industrias Penoles SA.......................................        Mexico            298,400          784,258

                                                                              11


PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING (CONT.)
Pechiney SA, A..............................................        France             34,000     $  1,978,769
WMC Ltd. ...................................................      Australia           400,000        1,760,317
                                                                                                  ------------
                                                                                                     5,083,330
                                                                                                  ------------
MISC MATERIALS & COMMODITIES .4%
Golden Hope Plantations Bhd.................................       Malaysia           748,000          614,147
Unitor ASA..................................................        Norway             70,000          517,362
                                                                                                  ------------
                                                                                                     1,131,509
                                                                                                  ------------
MULTI-INDUSTRY 3.2%
Alfa SA de CV, A............................................        Mexico            384,500        1,455,352
Brierley Investments Ltd. ..................................     New Zealand        1,200,000          285,383
Cheung Kong Holdings Ltd. ..................................      Hong Kong           290,000        2,520,879
Foster Wheeler Corp. .......................................    United States          82,000        1,060,875
Hutchison Whampoa Ltd. .....................................      Hong Kong           201,500        1,965,657
Jardine Matheson Holdings Ltd. .............................      Hong Kong            62,336          297,966
*Metro Pacific Corp. MDI....................................     Philippines       10,112,000          367,014
Saha Union Public Co. Ltd., fgn. ...........................       Thailand           800,000          286,794
Swire Pacific Ltd., A.......................................      Hong Kong           170,000          877,897
Swire Pacific Ltd., B.......................................      Hong Kong           100,000           77,912
                                                                                                  ------------
                                                                                                     9,195,729
                                                                                                  ------------
REAL ESTATE 1.0%
*Catellus Development Corp. ................................    United States          50,000          684,375
Equity Office Properties Trust..............................    United States          33,751          862,760
Inversiones y Representacion SA.............................      Argentina           447,836        1,298,854
                                                                                                  ------------
                                                                                                     2,845,989
                                                                                                  ------------
TELECOMMUNICATIONS 12.3%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           215,000          526,068
British Telecommunications PLC..............................    United Kingdom        174,000        2,660,739
*Cable & Wireless Optus Ltd. ...............................      Australia           712,000        1,551,485
Compania de Telecomunicaciones de Chile SA, ADR.............        Chile             189,725        4,268,813
Nippon Telegraph & Telephone Corp. .........................        Japan                 200        2,243,604
Nokia Corp., A..............................................       Finland             34,800        2,903,829
Nortel Networks Corp. ......................................        Canada             70,800        2,907,225
Philippine Long Distance Telephone Co. .....................     Philippines           60,000        1,421,550
Portugal Telecom SA.........................................       Portugal            41,500        1,735,395
PT Indosat TBK, ADR.........................................      Indonesia             9,600          148,200
*Rostelecom, ADR............................................        Russia             56,000          381,500
Telecom Argentina Stet-France SA, ADR.......................      Argentina            49,200        1,389,900
Telecom Italia SpA..........................................        Italy             297,100        3,002,852
Telefonica de Argentina SA, ADR.............................      Argentina            65,600        1,951,600
*Telefonica SA..............................................        Spain             154,500        2,464,167
Telefonos de Mexico SA (Telmex), ADR........................        Mexico             47,500        3,532,812

 12


PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Videsh Sanchar Nigam Ltd. ..................................        India              50,000     $  1,242,307
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India             114,000        1,613,100
                                                                                                  ------------
                                                                                                    35,945,146
                                                                                                  ------------
TEXTILES & APPAREL 1.0%
*Dawson International PLC...................................    United Kingdom        265,000          153,398
Kellwood Co. ...............................................    United States          30,500          728,188
Shaw Industries Inc. .......................................    United States         108,000        2,160,000
                                                                                                  ------------
                                                                                                     3,041,586
                                                                                                  ------------
TRANSPORTATION 3.8%
Airborne Freight Corp. .....................................    United States          95,000        2,392,813
Autostrade Concessioni e Costruzioni SpA, A.................        Italy             340,000        2,715,691
Burlington Northern Santa Fe Corp. .........................    United States         113,000        3,277,000
Cathay Pacific Airways Ltd. ................................      Hong Kong           150,000          254,985
Guangshen Railway Co. Ltd., H, ADR..........................        China              74,000          457,875
Kvaerner ASA, A.............................................        Norway             24,000          532,144
Mayne Nickless Ltd., A......................................      Australia           445,000        1,443,176
                                                                                                  ------------
                                                                                                    11,073,684
                                                                                                  ------------
UTILITIES ELECTRICAL & GAS 5.9%
*British Energy Ltd. .......................................    United Kingdom        616,146        2,722,608
Centrais Eletricas Brasileiras SA (Electrobras).............        Brazil         27,500,000          427,810
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil            166,000        1,291,207
*Centrais Geradoras do Sul do Brasil SA.....................        Brazil         27,500,000           16,454
*Centrais Geradoras do Sul do Brasil SA, ADR................        Brazil              5,500           16,454
Endesa SA...................................................        Spain              49,200          987,378
Evn AG......................................................       Austria              7,200        1,012,221
Gener SA, ADR...............................................        Chile              45,000          824,063
Guangdong Electric Power Development Co Ltd., B,............        China           1,365,000          727,752
Iberdrola SA, Br............................................        Spain             135,000        1,939,266
Korea Electric Power Corp. .................................     South Korea           45,470        1,694,773
Nova Chemicals Corp. .......................................        Canada              5,855          127,718
Public Service Co. of New Mexico............................    United States          70,000        1,316,875
Veba AG.....................................................       Germany             65,000        4,095,325
                                                                                                  ------------
                                                                                                    17,199,904
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $203,585,760).....................                                       264,676,982
                                                                                                  ------------
PREFERRED STOCKS 3.5%
Banco Itau SA, pfd. ........................................        Brazil          4,400,000        2,037,461
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil             46,000        1,019,563
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             65,127          696,045
News Corp. Ltd., pfd. ......................................      Australia           312,000        2,061,459
Tele Celular Sul Participacoes SA, ADR, pfd. ...............        Brazil              6,512          123,728
Tele Centro Oeste Celular Participacoes SA, ADR, pfd. ......        Brazil             21,708           73,264
Tele Centro Sul Participacoes SA, ADR, pfd. ................        Brazil             13,025          712,305

                                                                              13

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Tele Leste Celular Participacoes SA, ADR, pfd. .............        Brazil              1,302     $     33,526
Tele Nordeste Celular Participacoes SA, ADR, pfd. ..........        Brazil              3,256           80,993
Tele Norte Celular Participacoes SA, ADR, pfd. .............        Brazil              1,302           27,912
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil             65,127        1,042,032
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil             13,025          305,273
*Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....        Brazil             65,127            3,054
Telemig Celular Participacoes SA, ADR, pfd. ................        Brazil              3,256           97,680
Telesp Celular Participacoes SA, ADR, pfd. .................        Brazil             26,050          602,406
Telesp Participacoes SA, ADR, pfd. .........................        Brazil             80,127        1,307,072
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $10,625,349)...................                                        10,223,773
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $17,742,444) 6.1%
U.S. Treasury Bills, 4.30% to 4.91%, with maturities to
  2/03/00...................................................    United States     $17,994,000       17,743,188
                                                                                                  ------------
TOTAL INVESTMENTS (COST $231,953,553) 100.5%................                                       292,643,943
OTHER ASSETS, LESS LIABILITIES (.5%)........................                                        (1,508,156)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $291,135,787
                                                                                                  ============

*Non income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.

14

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $231,953,553)....    $292,643,943
 Cash.......................................................         124,183
 Receivables:
  Investment securities sold................................         173,997
  Capital shares sold.......................................           4,370
  Dividends and interest....................................         570,724
                                                                ------------
      Total assets..........................................     293,517,217
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,888,375
  Capital shares redeemed...................................         154,357
  To affiliates.............................................         222,473
 Accrued expenses...........................................         116,225
                                                                ------------
      Total liabilities.....................................       2,381,430
                                                                ------------
Net assets, at value........................................    $291,135,787
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  3,333,520
 Net unrealized appreciation................................      60,690,390
 Accumulated net realized gain..............................      11,926,889
 Capital shares.............................................     215,184,988
                                                                ------------
Net assets, at value........................................    $291,135,787
                                                                ============
Net asset value and maximum offering price per share
  ($291,135,787 / 24,036,250 shares outstanding)............          $12.11
                                                                ============

                       See Notes to Financial Statements.
                                                                              15


PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $603,650)
 Dividends..................................................    $ 5,668,425
 Interest...................................................      1,140,696
                                                                -----------
      Total investment income...............................                   $ 6,809,121
Expenses:
 Management fees (Note 3)...................................      1,881,919
 Administrative fees (Note 3)...............................        368,745
 Custodian fees.............................................        103,000
 Reports to shareholders....................................        334,400
 Registration and filing fees...............................         25,600
 Professional fees..........................................         63,900
 Directors' fees and expenses...............................          4,700
 Other......................................................          2,044
                                                                -----------
      Total expenses........................................                     2,784,308
                                                                               -----------
            Net investment income...........................                     4,024,813
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     12,041,979
  Foreign currency transactions.............................         (1,156)
                                                                -----------
      Net realized gain.....................................                    12,040,823
      Net unrealized appreciation on investments............                    50,479,478
                                                                               -----------
Net realized and unrealized gain............................                    62,520,301
                                                                               -----------
Net increase in net assets resulting from operations........                   $66,545,114
                                                                               ===========

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999               1998
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  4,024,813       $  3,604,313
  Net realized gain from investments and foreign currency
   transactions.............................................      12,040,823          9,816,835
  Net unrealized appreciation (depreciation) on
   investments..............................................      50,479,478        (31,942,765)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      66,545,114        (18,521,617)

 Distributions to shareholders from:
  Net investment income.....................................      (3,754,352)        (3,044,916)
  Net realized gains........................................      (7,440,093)        (4,707,546)
 Capital share transactions (Note 2)........................      43,872,046         45,503,858
                                                                -------------------------------
    Net increase in net assets..............................      99,222,715         19,229,779

Net assets:
 Beginning of year..........................................     191,913,072        172,683,293
                                                                -------------------------------
 End of year................................................    $291,135,787       $191,913,072
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $  3,333,520       $  3,064,216
                                                                ===============================

                       See Notes to Financial Statements.
                                                                              17


PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At August 31, 1999, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        1999                               1998
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
Shares sold................................................   5,135,078    $ 56,136,687          4,444,049    $ 50,031,188
Shares issued on reinvestment of distributions.............   1,158,746      11,145,979            709,140       7,740,903
Shares redeemed............................................  (2,071,924)    (23,410,620)        (1,086,763)    (12,268,233)
                                                             -------------------------------------------------------------
Net increase...............................................   4,221,900    $ 43,872,046          4,066,426    $ 45,503,858
                                                             =============================================================

                                                                              19

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 82,717,773
Unrealized depreciation.....................................   (22,027,383)
                                                              ------------
Net unrealized appreciation.................................  $ 60,690,390
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $83,908,823 and $31,584,707, respectively.

 20

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Capital Accumulator Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

                                                                              21

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $8,655,904 as a capital gain dividend for the fiscal year ended August 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.75% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1999.

At August 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in October 1999.

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0068
Australia...................................................      0.0003             0.0091
Austria.....................................................      0.0005             0.0026
Belgium.....................................................      0.0000             0.0002
Bermuda.....................................................      0.0000             0.0010
Brazil......................................................      0.0028             0.0148
Canada......................................................      0.0002             0.0011
Chile.......................................................      0.0008             0.0018
China.......................................................      0.0000             0.0033
Finland.....................................................      0.0015             0.0073
France......................................................      0.0015             0.0102
Germany.....................................................      0.0007             0.0051
Hong Kong...................................................      0.0000             0.0062
India.......................................................      0.0001             0.0053
Indonesia...................................................      0.0000             0.0002
Italy.......................................................      0.0007             0.0035
Japan.......................................................      0.0003             0.0015
Malaysia....................................................      0.0004             0.0011
Mexico......................................................      0.0001             0.0041
Netherlands.................................................      0.0014             0.0120
New Zealand.................................................      0.0003             0.0015
Norway......................................................      0.0007             0.0037
Philippines.................................................      0.0001             0.0002
Poland......................................................      0.0001             0.0006
Portugal....................................................      0.0001             0.0006
Singapore...................................................      0.0005             0.0015
South Korea.................................................      0.0004             0.0020
Spain.......................................................      0.0009             0.0047
Sweden......................................................      0.0033             0.0165
Switzerland.................................................      0.0008             0.0032
Thailand....................................................      0.0001             0.0008
United Kingdom..............................................      0.0048             0.0391
                                                              ----------------------------------
TOTAL.......................................................     $0.0234            $0.1716
                                                              ==================================

 22

PAGE
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation (continued)

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                              23

PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

 24


PAGE

ANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLCAP A99 10/99                       [RECYCLED LOGO] Printed on recycled paper